SWISS RE FINANCIAL PRODUCTS CORPORATION

55 East 52nd Street

New York, New York 10055

Fax: (917) 322-7201/Phone: (212) 407-7322

DATE:

June 30, 2006

TO:

HSBC Bank USA, National Association, not individually, but solely as Trustee for Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR2, Mortgage Pass-Through Certificates (“Party B”)

452 Fifth Avenue

New York, NY 10018

Attention: Corporate Trust

Tel:

212-525-1343

Fax:

212-525-1300

With a copy to:

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn: Client Manager, DBALT 2006-AR2

Fax: 410-715-2380

FROM:

Swiss Re Financial Products Corporation (“Party A”)

55 East 52nd Street

New York, NY  10055

Tel:

212.407.7322

Fax:

917.322.7201

Our Reference Number: 969828 Cap Agreement

Dear Sir/Madam:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between HSBC Bank USA, National Association, not individually, but solely as Trustee (the “Trustee”) pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2006, among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and the Securities Administrator, and the Trustee (the “PSA”), and Swiss Re Financial Products Corporation (each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”).

This letter agreement constitutes a “Confirmation” and the definitions and provisions contained in the original June 2000 ISDA Definitions (the “Definitions”) as published by the International Swaps and Derivatives Association, Inc., (“ISDA”) are incorporated into this Confirmation.  This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the “Master Agreement”), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the “Agreement”).  In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation, this Confirmation and the attached Schedule B shall govern.  Terms capitalized but not defined herein shall have the meaning attributed to them in the PSA.

1.

This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates.  In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i)

Principal.  In the case of Party A, it is acting as principal and not as agent when entering into the Transaction and in the case of Party B, it is acting not in its individual capacity but solely as Trustee of the Trust when entering into the Transaction.

(ii)

Non-Reliance.  In the case of Party A, it is acting for its own account and, in the case of Party B, it is acting not in its individual capacity but solely as Trustee, and in the case of both parties, it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary and, with respect to Party B, as directed under the PSA.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii)

Evaluation and Understanding.  It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and that Transaction.  It is also capable of assuming, and assumes, the financial and other risks of the Agreement and that Transaction.

(iv)

Status of Parties.  The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction.

In this Confirmation “Party A” means Swiss Re Financial Products Corporation and “Party B” means HSBC Bank USA, National Association, not individually, but solely as Trustee for Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR2,  Mortgage Pass-Through Certificates.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Cap Agreement Notional Balance:

For each Calculation Period, the lesser of (i) the Cap Agreement Notional Balance set forth in the Amortization Schedule, Schedule A attached hereto and (ii) the aggregate Certificate Principal Balance of the Senior Certificates, Mezzanine, and Class CE Certificates as of the related Floating Rate Payer Payment Date.

Trade Date:	June 22, 2006
Effective Date:	June 30, 2006
Termination Date:	March 25, 2011, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Payment Date:	June 30, 2006
Fixed Amount:	USD 2,500,000.00
Floating Amounts:
Floating Rate Payer:	Party A
Cap Strike Rate:	See attached Schedule A under the Column “Cap Strike Rate (%)”.
Floating Rate Payer Period End Dates:	The 25th of each month, commencing on 25th July 2006 in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two (2) Business Days prior to each Period End Date, commencing on July 21, 2006
Floating Rate Payer Payment Amount:

For each Calculation Period, the product of (i) the excess (if any) of (x) the Floating Rate Option over (y) the Cap Strike Rate, (ii) the  lesser of (x) the Cap Agreement Notional Balance (described below) for such Distribution Date and (y) the aggregate Certificate Principal Balance of the Senior Certificates, Mezzanine, and Class CE Certificates immediately prior to such Distribution Date, (iii) 2 and (iv) the Floating Rate Day Count Fraction.

Floating Rate Option:

USD-LIBOR-BBA; provided, however, for any Calculation Period, if the Floating Rate Option is greater than the rate set forth opposite such Calculation Period as set forth in Schedule A under the heading Cap Ceiling (%), then the Floating Rate for such Calculation Period shall be deemed to be such rate

Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	First day of each Calculation Period
Business Days for payment:	New York
Calculation Agent:	Party A

3.

Recording of Conversations

Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.

4. Account Details:
Account for payments to Party A:	JPMorgan Chase Bank SWIFT: CHASUS33 Account of: Swiss Re Financial Products Account No.: 066-911184
Account for payments to Party B:	Wells Fargo Bank, N.A. ABA# 121-000-248 Acct# 3970771416 Acct Name: SAS Clearing FFC: DBALTA 2006-AR2 Cap Account #50926805
5. Offices:
The Office of Party A for this Transaction is:	New York, NY
The Office of Party B for this Transaction is:	New York, NY

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Derivative Operations fax no. 1.212.317.5335.

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Swiss Re Financial Products Corporation

Accepted and confirmed as of the date first written:

HSBC Bank USA, National Association, not individually, but solely as Trustee for Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR2, Mortgage Pass-Through Certificates

  By:    /s/ Shaun Lynch

  By:    /s/ Elena Zheng

  Name:         Shaun Lynch

  Name:         Elena Zheng

  Name:         Authorized Signatory

  Name:         Assistant Vice President

SCHEDULE A to the Confirmation dated as of June 30, 2006

Re: Reference Number 969828

Between Swiss Re Financial Products Corporation and HSBC Bank USA, National Association, not individually, but solely as Trustee, pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2006, among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and the Trustee.

Amortization Schedule, Floating Rate Payer Period End Dates shall be subject to adjustment in accordance with the Following Business Day Convention.

From and including	To but excluding	Cap Agreement Notional Balance (USD)	Cap Strike Rate (%)	Cap Ceiling (%)
June 30, 2006	July 25, 2006	224,501,623.30	5.360815	9.000
July 25, 2006	August 25, 2006	220,326,214.30	5.455280	9.000
August 25, 2006	September 25, 2006	216,228,233.80	5.431930	9.000
September 25, 2006	October 25, 2006	211,919,685.35	5.467740	9.000
October 25, 2006	November 25, 2006	207,977,568.95	5.497120	9.000
November 25, 2006	December 25, 2006	204,108,563.90	5.475350	9.000
December 25, 2006	January 25, 2007	200,311,317.00	5.484790	9.000
January 25, 2007	February 25, 2007	196,584,500.15	5.491110	9.000
February 25, 2007	March 25, 2007	191,905,239.60	5.427070	9.000
March 25, 2007	April 25, 2007	188,335,312.00	5.414490	9.000
April 25, 2007	May 25, 2007	184,783,371.75	5.410550	9.000
May 25, 2007	June 25, 2007	181,294,921.05	5.438600	9.000
June 25, 2007	July 25, 2007	177,921,859.10	5.579750	9.000
July 25, 2007	August 25, 2007	174,611,361.70	5.622940	9.000
August 25, 2007	September 25, 2007	171,362,270.80	5.666430	9.195
September 25, 2007	October 25, 2007	168,173,449.80	5.708500	9.434
October 25, 2007	November 25, 2007	165,043,783.05	5.747400	9.667
November 25, 2007	December 25, 2007	161,972,175.55	5.781370	9.882
December 25, 2007	January 25, 2008	158,957,552.55	5.808700	10.099
January 25, 2008	February 25, 2008	155,932,837.50	5.827630	10.288
February 25, 2008	March 25, 2008	150,794,432.25	5.836420	10.452
March 25, 2008	April 25, 2008	145,720,161.35	5.833340	10.613
April 25, 2008	May 25, 2008	142,292,243.85	5.816640	10.785
May 25, 2008	June 25, 2008	139,645,441.90	5.787300	10.920
June 25, 2008	July 25, 2008	137,047,723.30	6.255310	11.028
July 25, 2008	August 25, 2008	134,498,179.85	6.224030	11.114
August 25, 2008	September 25, 2008	131,995,919.85	6.194330	11.178
September 25, 2008	October 25, 2008	129,540,068.30	6.167080	11.259
October 25, 2008	November 25, 2008	127,129,766.25	6.143140	11.312
November 25, 2008	December 25, 2008	124,764,170.70	6.123380	11.366
December 25, 2008	January 25, 2009	122,442,454.15	6.108660	11.418
January 25, 2009	February 25, 2009	114,127,765.50	6.099850	11.435
February 25, 2009	March 25, 2009	96,025,995.05	6.097820	11.428
March 25, 2009	April 25, 2009	77,259,287.80	6.103430	11.427
April 25, 2009	May 25, 2009	72,540,817.25	6.117540	11.417
May 25, 2009	June 25, 2009	71,189,785.95	6.139320	11.409
June 25, 2009	July 25, 2009	69,863,829.85	8.412380	11.376
July 25, 2009	August 25, 2009	68,562,484.55	8.434870	11.350
August 25, 2009	September 25, 2009	67,285,294.45	8.456540	11.315
September 25, 2009	October 25, 2009	66,031,812.15	8.477130	11.276
October 25, 2009	November 25, 2009	64,801,598.70	8.496410	11.233
November 25, 2009	December 25, 2009	63,594,223.10	8.514120	11.175
December 25, 2009	January 25, 2010	62,409,262.50	8.530020	11.123
January 25, 2010	February 25, 2010	61,246,301.70	8.543860	11.045
February 25, 2010	March 25, 2010	60,104,933.30	8.555400	10.954
March 25, 2010	April 25, 2010	58,984,757.30	8.564390	10.860
April 25, 2010	May 25, 2010	57,885,381.30	8.570580	10.765
May 25, 2010	June 25, 2010	56,806,419.95	8.574300	10.654
June 25, 2010	July 25, 2010	55,747,495.10	8.577680	10.524
July 25, 2010	August 25, 2010	54,708,235.65	8.581300	10.378
August 25, 2010	September 25, 2010	53,672,495.95	8.585200	10.223
September 25, 2010	October 25, 2010	52,671,771.90	8.589420	10.062
October 25, 2010	November 25, 2010	51,554,701.05	8.593970	9.887
November 25, 2010	December 25, 2010	50,424,120.70	8.598910	9.689
December 25, 2010	January 25, 2011	49,097,778.29	8.604260	9.503
January 25, 2011	February 25, 2011	46,034,182.08	8.610050	9.292
February 25, 2011	March 25, 2011	22,153,935.83	8.616320	9.074

SCHEDULE B to the Confirmation dated as of June 30, 2006

Re: Reference Number 969828

Between Swiss Re Financial Products Corporation (“Party A”) and HSBC Bank USA, National Association, not individually, but solely as Trustee (“Party B”), pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2006, (the “PSA”) among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, and the Trustee.

Part 1. Termination Provisions.

(a) “Specified Entity” means in relation to Party A for the purpose of the Agreement:

Section 5(a)(v): None.

Section 5(a)(vi): None.

Section 5(a)(vii): None.

Section 5(b)(iv): None.

and in relation to Party B for the purpose of the Agreement:

Section 5(a)(v): None.

Section 5(a)(vi): None.

Section 5(a)(vii): None.

Section 5(b)(iv): None.

(b) “Specified Transaction” will have the meaning specified in Section 14 of the Agreement.

(c)

The “Breach of Agreement” provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

(d)

The “Credit Support Default” provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party A and Party B.

(e)

The “Misrepresentation” provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

(f)

The “Default Under Specified Transaction” provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B

(h) The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i)

The “Bankruptcy” provision of Section 5(a)(vii)(2) will not apply to Party B.

(j) The “Automatic Early Termination” provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

(k) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

(i) Market Quotation will apply; and

(ii) The Second Method will apply.

(l) “Termination Currency” means United States Dollars.

(m) “Additional Termination Event” will not apply, except as provided in Part 5(m) hereof or in any confirmation.

Part 2. Tax Representations.

Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

Payee Representations.  For the purpose of Section 3(f) of this Agreement, Party A and Party B make the following representations:

(i)

Party A represents that it is a corporation organized under the laws of the State of Delaware.

(ii)

Party B represents that it is the Trustee under the PSA.

Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a)

Tax forms, documents or certificates to be delivered are:

Party Required to Deliver Document	Form/Document/Certificate	Date by Which to be Delivered
Party A and Party B

Any form or document required or reasonably requested to allow the other party to make payments under the Agreement without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.

Promptly upon reasonable demand by the other party.

(b) Other documents to be delivered and covered by the Section 3(d) representation are:--

Party Required to Deliver Document	Form/Document/ Certificate	Date by Which to be Delivered	Covered by Section 3(d) representation
Party A and Party B

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		Concurrently with the execution and delivery of the Confirmation.	Yes
Party A and Party B

Incumbency Certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute the Confirmation which sets forth the specimen signatures of each signatory to the Confirmation signing on its behalf.

		Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	Yes
Party A	The Guaranty of Swiss Reinsurance Company (“Swiss Re”) dated as of the date hereof, issued by Swiss Re as Party A’s Credit Support Provider (in the form annexed hereto as Exhibit A).	Concurrently with the execution and delivery of the Confirmation.	No
Party B	The PSA.	Concurrently with the execution and delivery of the Confirmation.	No

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b) Process Agent. For the purpose of Section 13(c) of the Agreement:

Party A appoints as its Process Agent: None.

Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d) Multibranch Party. For the purpose of Section 10(c) of the Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A.

(f) Credit Support Document. Details of any Credit Support Document: Guaranty of Swiss Re dated as of the date hereof, in the form annexed hereto as Exhibit A.

(g) Credit Support Provider.

Credit Support Provider means in relation to Party A: Swiss Re.

Credit Support Provider means in relation to Party B: None.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(j) Affiliate.  Party A and Party B shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(k) Jurisdiction.  Section 13(b) of the Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-”: and (ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a)

Modifications to the Agreement.  Section 3(a) of the Agreement shall be amended to include the following additional representation after paragraph 3(a)(v):

(vi)

Eligible Contract Participant etc.  It is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

(b)

Waiver of Right to Trial by Jury.  Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c)

Absence of Litigation. In Section 3(c) of the Agreement the words “or any of its Affiliates” shall be deleted.

(d)

Tax Event. In Section 5(b)(ii)(y) of the Agreement the words “, or there is a substantial likelihood that it will,” shall be deleted.

(e)

Fully-paid Party Protected.

Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party.  For purposes of the Transaction to which this Confirmation relates, Party B’s only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)

Trustee Capacity.

It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by HSBC Bank USA, National Association, not individually, but solely as Trustee under the PSA in the exercise of the powers and authority conferred and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the PSA is made and intended not as personal representations, undertakings and agreements of the Trustee but is made and intended solely for the purpose of binding only the trust, and (iii) under no circumstances shall HSBC Bank USA, National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it under this Confirmation.

(g)

Proceedings.

Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR2, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, any applicable preference period) following indefeasible payment in full of the Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR2, Mortgage Pass-Through Certificates (the “Securities”).

(h)

Set-off.

Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(i)

Amendment to ISDA Form.

The “Failure to Pay or Deliver” provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word “third” in the third line thereof and inserting the word “first” in place thereof.

(j)

Section 1(c)

For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(k)

[Reserved]

(l)

Rating Agency Downgrade

If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall at its own expense, (i) assign this Transaction hereunder to a third party satisfactory to the Trustee within (30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral, in an amount which will satisfy the then current rating agency criteria, and an executed ISDA Credit Support Annex satisfactory to the Trustee within (30) days of such Ratings Event and subject to Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Securities or a violation of the then current rating agency criteria.  For avoidance of doubt, a downgrade of the rating on the Securities could occur in the event that Party A does not post sufficient collateral.  For purposes of this Transaction, a “Ratings Event” shall occur with respect to Party A (or any applicable credit support provider), if its short-term unsecured and unsubordinated debt ceases to be rated at least “A-1” by S&P and at least “P-1” by Moody’s (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider) such ratings being referred to herein as the “Approved Ratings Thresholds,” (unless, within 30 days thereafter, each of S&P, Moody’s and Fitch has reconfirmed the ratings of the Securities, as applicable, which was in effect immediately prior thereto).

(m)

Additional Termination Event

Additional Termination Event will apply if a Ratings Event has occurred and Party A has not complied with (l) above.  In that event, an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

Exhibit A

GUARANTY

To: HSBC Bank USA, National Association (the “Beneficiary”), not individually, but solely as trustee of the Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR2, Mortgage Pass-Through Certificates (the “Rated Securities”)

1.

The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation dated as of June 30, 2006 between the Beneficiary and the Guaranteed Subsidiary as amended or restated from time to time (the “Agreements”) which support the issuance of the Rated Securities.  In this Guarantee these obligations are referred to as the “Guaranteed Obligations”.  This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2.

This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY.  A demand for payment hereunder may at the Beneficiary’s option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor’s obligations under this Guarantee unless the relevant legal limitation period has expired.

3.

This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking („unbeschränkte, nicht akzessorische Verpflichtung“) within the meaning of Article 111 of the Swiss Code of Obligations (‚CO‘) and is not a mere surety („Bürgschaft“) within the meaning of Article 492 et seq of the CO.

4.

Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor’s obligations under this Guarantee are its absolute and independent obligations as a primary obligor.  Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5.

To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor’s liability hereunder shall continue as if such event or circumstance had not arisen.

6.

The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7.

Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8.

This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full.  For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns.  This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9.

If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor‘s liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10.

Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11.

This Guarantee is governed and will be construed in accordance with Swiss law.  The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 30th day of June, 2006.

SWISS REINSURANCE COMPANY